UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

____________________________________________________________

Date of Report (Date of earliest event reported): June 19, 2013

EXPERIENCE ART AND DESIGN, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-174155	27-4673791
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27929 S.W. 95th Ave. Suite 1101, Wilsonville, OR	97070
(Address of principal executive offices)	(Zip Code)

          503-685-9878____

Registrant’s telephone number, including area code:

Clear System Recycling, Inc., 73 Raymar Place, Oakville, Ontario, Canada L6J 6MI

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

EXPERIENCE ART AND DESIGN, INC.

June 25, 2013

TABLE OF CONTENTS

		Page
Item 4.01	Changes in Registrant’s Certifying Accountant	3
Item 9.01	Financial Statements and Exhibits	3

Item 4.01.       Changes in Registrant’s Certifying Accountant

On May 8, 2013, the Board approved the engagement of LBB & Associates, Ltd., LLP (“LBB”), located in 10260 Westheimer Road, Suite 310, Houston, Texas 77042, as the Company’s independent registered public accounting firm. Our engagement of LBB was reported in the Current Report on Form 8-K filed with the SEC on May 8, 2013.

On June 19, 2013, the parties agreed not to execute a formal engagement agreement. During the period following May 8, 2013, it became apparent that auditing activities would be required to be performed in Italy in connection with the financial statements of our wholly-owned subsidiary, Chiurazzi Internazionale, S.r.l., an Italian corporation. LBB concluded that it had insufficient staffing in the short term to provide the required services in Italy in the requisite time frame and suggested that the Company would be better served by engaging an accounting firm with the capacity to provide the international services required in order to meet public company reporting deadlines.

The Company is exploring its options and will engage another independent registered public accounting firm to perform auditing services for the Company.

LBB has not reported on our financial statements and therefore has not issued any adverse opinion or a disclaimer of opinion or any opinion which was qualified or modified as to uncertainty, audit scope, or accounting principles.

With respect to the Company and LBB, (i) there are no disagreements between us and LBB on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of LBB, would cause LBB to make reference to the subject matter of the disagreement in connection with any of its reports and (ii) there are no “reportable events,” as described in Item 304(a)(1)(iv) of Regulation S-K of the Securities Exchange Act of 1934, as amended, or the Exchange Act. The decision by LBB not to enter into a formal engagement agreement was not the result of any disagreement between us and LBB on any matter of accounting principle or practice, financial statement disclosure or audit procedure.

We furnished LBB with a copy of this current report prior to filing this report with the SEC. We also requested that LBB furnish a letter addressed to the SEC stating whether it agrees with the statements made in this report. A copy of LBB’s letter to the SEC is filed with this current report as Exhibit 16.

Item 9.01.       Financial Statements and Exhibits.

 (d)       Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this current report.

Incorporated by Reference Herein
Exhibit No.	Exhibit Description	Filed Here-with	Exhibit No.	Form/File No.	Filing Date

16	Letter dated June 21, 2013 from LBB & Associates Ltd., LLP	X

Forward-Looking Statements

This report includes forward-looking statements including statements that reflect the Company’s current expectations about its future results, performance, prospects and opportunities. The Company has tried to identify these forward-looking statements by using words and phrases such as "may," "will," "expects," "anticipates," "believes," "intends," "estimates," "plan," "should," "typical," "preliminary," “would,” “targets,” "hope," or similar expressions. These forward-looking statements are based on information currently available to the Company and are subject to a number of risks, uncertainties and other factors that could cause the Company's actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements and specifically those statements referring to any specific projects. These risks are described from time to time in the Company's SEC filings, which are available online at www.sec.gov; and such factors as incorporated by reference. The Company does not undertake any obligation to update any forward-looking statements as a result of new information or developments, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 25, 2013	EXPERIENCE ART AND DESIGN, INC.

By: /s/ Kenneth R. Kepp
Kenneth R. Kepp
Chief Financial and Operating Officer

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